CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement No. Form F-1 of TELKOM
SA Limited of our report dated October 15, 2002 relating to the financial statements of Vodacom Group
(Proprietary) Limited, which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.

           /S/         /S/
Registered Accountants and Auditors

                            Registered Accountants and Auditors
Chartered Accountants (SA)

Chartered Accountants (SA)
Pretoria

Pretoria
30 January 2003

30 January 2003